UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 24, 2009
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-24923 (Commission File Number)	25-1799439 (IRS Employer Identification No.)

4000 MacArthur Boulevard, Newport Beach, California	92660-3095
(Address of Principal Executive Offices)	(Zip Code)
(949) 483-4600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     On September 24, 2009, Conexant Systems, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc. (“Oppenheimer”). The Underwriting Agreement provides for the sale of 7,000,000 shares of the Company’s common stock, par value $0.01 per share, to Oppenheimer at $2.69325 per share. The price to the public is $2.85 per share. In addition, the Company granted Oppenheimer a 30-day option to purchase an additional 1,050,000 shares of common stock solely to cover over-allotments. The transactions contemplated by the Underwriting Agreement are expected to close on September 29, 2009. The shares are being offered and sold pursuant to the Company’s registration statements on Form S-3 (Registration Nos. 333-160637 and 333-162082).
ITEM 7.01. Regulation FD Disclosure.
     On September 24, 2009, the Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.
Certain Forward-Looking Statements
     This Current Report on Form 8-K may contain certain statements that the Company believes are, or may be considered to be, “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933 and of the Exchange Act. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee,” “project” or other similar words or phrases. Similarly, statements that describe the Company’s objectives, plans or goals also are forward-looking statements. All of these forward-looking statements are subject to certain risks and uncertainties that could cause the Company’s actual results to differ materially from historical results or from those expressed or implied by the relevant forward-looking statement. The Company discusses these risks and uncertainties in detail in Part II, Item 1A of its Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2009 filed with the Securities and Exchange Commission on August 12, 2009.
     Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date of this Current Report and the company undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 24, 2009, between the Company and Oppenheimer & Co. Inc.

5.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)

99.1	Press Release of the Company, dated September 24, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
Date: September 24, 2009	By:	/s/ MARK PETERSON
		Name:	Mark Peterson
		Title:	Senior Vice President, Chief Legal Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 24, 2009, between the Company and Oppenheimer & Co. Inc.

5.1	Opinion of O’Melveny & Myers LLP

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)

99.1	Press Release of the Company, dated September 24, 2009

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